Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT

SECOND AMENDMENT (this “Amendment”), dated as of November 6, 2017, to the Second Amended and Restated Credit Agreement dated as of May 13, 2016 (as amended, restated, amended and restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among Office Depot, Inc. (the “Borrower”), the several banks and other institutions from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank N.A., London Branch, as European administrative agent and European collateral agent, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent’) and US collateral agent, Wells Fargo Bank, National Association, and Bank of America, N.A., as syndication agents, and U.S. Bank National Association, Fifth Third Bank, an Ohio Banking Corporation, SunTrust Bank and NYCB Specialty Finance Company, LLC as documentation agents.

W I T N E S S E T H:

WHEREAS, Section 6.01(i) of the Credit Agreement permits the Borrower or any other U.S. Loan Party to incur Indebtedness in an aggregate principal amount not to exceed $750,000,000 at any time outstanding (the “Permitted Indebtedness”);

WHEREAS, Section 6.02(i) of the Credit Agreement permits the Loan Parties to provide Liens to secure the Permitted Indebtedness so long as, if such Permitted Indebtedness is secured on a second priority basis by Liens on the ABL Priority Collateral, the Secured Obligations are secured by a perfected second priority Lien in all assets securing such Permitted Indebtedness on a first priority basis, subject to documentation (including an intercreditor agreement) satisfactory to the Agents;

WHEREAS, Section 9.02 of the Credit Agreement permits the Credit Agreement and any other Loan Document to be amended from time to time with the written consent of the Required Lenders; and

WHEREAS, Section 9.02 of the Credit Agreement permits the Credit Agreement to be amended from time to time by the Borrower and the Administrative Agent in order to cure any ambiguity, omission, defect or inconsistency, which amendment shall be effective without any further action or consent of any other Person if the same is not objected to in writing by the Required Lenders within five Business Days following receipt of notice thereof (an amendment effected pursuant to the foregoing clause, a “Technical Amendment”);

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

I. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

II. Amendments to the Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) The defined term “ABL Priority Collateral” is hereby amended to delete the reference therein to “the Intercreditor Agreement” and substitute in lieu thereof the term “the 2012 Intercreditor Agreement”.

(ii) Clause (n) of the defined term “Eligible Accounts” is hereby amended to delete the text “[reserved]” and substitute in lieu thereof the text “in respect of which the payment proceeds thereof are not directed by the applicable Loan Party to be deposited into a Collateral Deposit Account or a Lock Box”;

(iii) The defined term “Fixed Charges” is hereby amended to insert the word “scheduled” immediately before the phrase “Capital Lease Obligation payments”;

(iv) The defined term “Fixed Charge Coverage Ratio” is hereby amended to insert the following proviso at the end thereof:

“provided that payments of up to $134,000,000 made in respect of the acquisition of the Global Headquarters in August of 2017 shall neither be considered Capital Expenditures nor Fixed Charges for purposes of the calculation of the Fixed Charge Coverage Ratio”.

(v) The defined term “Intercreditor Agreement” is hereby amended and restated as follows:

“Intercreditor Agreement” means, as of any date, a customary intercreditor agreement entered into pursuant to Section 6.02(i) with respect to any Indebtedness incurred under Section 6.01(i) and which Indebtedness remains outstanding as of such date (and “Intercreditor Agreement” shall mean all of such agreements collectively or individually, as the context may require).

(vi) The following defined terms are hereby inserted in appropriate alphabetical order:

“2012 Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of March 14, 2012, among the Administrative Agent and Collateral Agent, U.S. Bank National Association, as collateral agent for the Notes Secured Parties (as defined therein) and each of the Loan Parties party thereto.

“Bundled Contract Collection Account” means any deposit account (as such term is defined in the UCC) of the Company or any of its Subsidiaries maintained solely to collect the payment of bundled contract receivables of which the equipment portion of such receivables has been sold in a Permitted Bundled Contract Sale.

“Bundled Services Agreement” means an agreement between a Loan Party or any of its Subsidiaries and a customer thereof that provides for both the lease of computer hardware and other related equipment by such Loan Party or Subsidiary to such customer and the provision of services by such Loan Party or Subsidiary to such customer related to such leased computer hardware and equipment, in each case entered into by such Loan Party or Subsidiary in the ordinary course of business.

“Collateral Deposit Account” has the meaning assigned thereto in the US Security Agreement.

“Global Headquarters” means the Company’s global headquarters located at 6600 N. Military Trail in Boca Raton, Florida.

“Permitted Bundled Contract Sale” means the sale by any Loan Party or its Subsidiaries of both equipment and the receivables generated by the lease of such equipment under a Bundled Services Agreement so long as (i) such sale is made in the ordinary course of business, (ii) such Loan Party or Subsidiary receives cash proceeds from such sale in an aggregate amount equal to or exceeding the sum of the present value of (A) the estimated residual value of such equipment at the end of the term of such Bundled Services Agreement and (B) such receivables (other than the portion of receivables attributable to services to be provided by a Loan Party or its Subsidiaries, which may be paid (directly or indirectly) to a Loan Party or its Subsidiaries as and when collected from the applicable payor), in each case discounted at a rate equal to or less than the implicit rate of interest under such Bundled Services Agreement, (iii) the service related receivables generated under such Bundled Services Agreement are required to be either (A) paid directly to such Loan Party or Subsidiary by the customer, (B) deposited by the customer into a Bundled Contract Collection Account or (C) paid directly to the purchaser of the equipment and receivables (or other entity designated thereby) and disbursed to such Loan Party or Subsidiary in a reasonably prompt manner or as otherwise provided in the agreements governing such Bundled Contract Collection Account permitted hereunder and (iv) any such sale (and the obligations in respect thereof) is non-recourse, and does not in any way obligate the Company or any of its Subsidiaries (other than the entity selling such equipment and receivables), other than pursuant to Standard Undertakings.

“Standard Undertakings” means, with respect to any Permitted Bundled Contract Sale, representations, warranties, covenants, indemnities and guarantees of performance entered into by the Company or any Restricted Subsidiary of the Company which the Company has determined in good faith to be customary in transactions of such type.

(b) Section 5.01(j) of the Credit Agreement is hereby amended by deleting the time period “15 Business Days” and substituting in lieu thereof the time period “45 days”.

(c) Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (o) thereof, (ii) deleting the “.” at the end of clause (p) thereof and substituting in lieu thereof the text “; and” and (iii) inserting the following immediately after clause (p) thereof:

“(q) to the extent constituting Indebtedness, obligations arising from any Permitted Bundled Contract Sale; provided that notwithstanding anything to the contrary in this Agreement, in no event shall the Borrower or any of its Subsidiaries Guarantee any of such Indebtedness other than pursuant to Standard Undertakings.”

(d) Section 6.02 of the Credit Agreement is hereby amended as follows:

(i) inserting after the words “by a perfected second priority Lien in all assets” in clause (i) thereof the parenthetical “(subject to Section 9.26)”;

(ii) replacing the word “Agents” in clause (i) thereof with the text “Administrative Agent and the Syndication Agents”;

(iii) deleting the word “and” at the end of clause (o) thereof;

(iv) deleting the “.” at the end of clause (p) thereof and substituting in lieu thereof the text “; and”;

(v) inserting the following immediately after clause (p) thereof:

“(q) Liens securing Indebtedness permitted to be incurred pursuant to Section 6.01(q), or other non-Indebtedness obligations arising in connection with a Permitted Bundled Contract Sale, to the extent such Liens extend only to the assets subject of such Permitted Bundled Contract Sale and any related Bundled Contract Collection Account or similar collection account.”; and

(vi) deleting the text “under clause (a) of the definition of Permitted Encumbrance and clause (a) above” in the last paragraph thereof and substituting in lieu thereof the text “under clause (a) of the definition of Permitted Encumbrance and clauses (a) and (q) above”.

(e) Section 6.04(q) of the Credit Agreement is hereby amended to add immediately prior to the “;” at the end thereof, the following:

“, and performance guarantees by the Borrower or any of its Subsidiaries entered into in connection with a Permitted Bundled Contract Sale, and solely to the extent constituting a Standard Undertaking in respect thereof”.

(f) Section 6.05(f) of the Credit Agreement is hereby amended by to delete the text “[reserved]” and substitute in lieu thereof the text “any Permitted Bundled Contract Sale”;

(g) Section 6.09(b) of the Credit Agreement is hereby amended by (i) inserting at the beginning of clause (D) thereof the text “(i)” and (ii) inserting immediately prior to the “;” at the end of clause (D) thereof the following:

“; and (ii) any other mandatory prepayments of Indebtedness incurred under Section 6.01(i) that are required by the terms of the documentation governing such Indebtedness”.

(h) Section 6.11 of the Credit Agreement is hereby amended by inserting immediately prior to the “.” at the end thereof the following:

“(vi) with respect to any agreement governing Indebtedness incurred pursuant to Section 6.01(i), the foregoing clause (b) shall not apply to any such restrictions or conditions imposed by such agreement that are customary for Indebtedness of such type and that do not materially affect any Loan Party’s ability to make anticipated principal or interest payments on the Loans or anticipated payments in respect of any other Obligations and (vii) the foregoing shall not apply to customary restrictions contained in any agreements or documents governing any Permitted Bundled Contract Sale relating to the assets so sold”.

(i) Section 8.01 of the Credit Agreement is hereby amended by inserting the following at the end of the first paragraph thereof:

“For the avoidance of doubt, each of the Lenders and the Issuing Banks hereby authorizes and directs the Administrative Agent to enter into (i) any Intercreditor Agreement pursuant to Section 6.02(i), perform each Intercreditor Agreement on its behalf and take any actions thereunder as determined by the Administrative Agent to be necessary or advisable to protect the interest of the Lenders, and each Lender agrees to be bound by the terms of each Intercreditor Agreement and (ii) any Security Document in connection with Section 6.02(i) in order to ensure the Secured Obligations are secured by a Lien (subject to Section 9.26) in all assets securing any Indebtedness incurred pursuant to Section 6.01(i) (it being understood that any such Security Document may (without the consent of any Lender) take the form of an amendment to, or amendment and restatement of, any existing Security Document so long as the sole amendments thereto are such changes as are reasonably necessary or appropriate, in the opinion of the Administrative Agent, to effectuate the intent of Section 6.02(i)).”

(j) in accordance with the provisions of a Technical Amendment:

(i) Section 9.02(b) of the Credit Agreement is hereby amended to add at the beginning of clause (xi) thereof the following text: “except as contemplated by Section 6.02(i) (solely with respect to the subordination of (x) the Liens granted to the Administrative Agent on Collateral that is not ABL Priority Collateral to (y) the Liens on such assets securing any Indebtedness incurred under Section 6.01(i)),”;

(ii) Section 9.02(c) of the Credit Agreement is hereby amended by (x) deleting the word “or” at the end of each of clauses (iii) and (iv) thereof and substituting in lieu thereof, in each case, a “,” and (y) inserting the following immediately after clause (v):

“or (vi) to effectuate the provisions of Section 9.23(d)”; and

(iii) Section 9.23(d) is hereby amended to add after the phrase “consequence of the issuance of such Indebtedness”, the following parenthetical:

“(including the second priority Liens that were granted in connection with the issuance of the Existing 2019 Notes)”.

III. Amendments to the U.S. Security Agreement.

(a) Section 1.3 of the U.S. Security Agreement is hereby amended as follows:

(i) The following paragraph is hereby inserted immediately prior to the last paragraph thereof:

“The following terms shall have the meanings assigned thereto in the Intercreditor Agreement: “Notes Obligations”, “Notes Priority Collateral”, “Notes Representative”, “Senior Secured Notes Priority Collateral”, “Term Loan Priority Collateral”, “Term Loan Obligations” and “Term Loan Representative”.”

(ii) The term “Excluded Assets” is hereby amended to (i) delete the text “Senior Secured Notes Priority Collateral (as defined in the Intercreditor Agreement)” and substitute in lieu thereof the text “Senior Secured Notes Priority Collateral or Term Loan Priority Collateral”, (ii) deleting the word “and” at the end of clause (11) thereof,

(iii) adding the text “; and” at the end of clause (12) thereof and (iv) inserting the following immediately after clause (12) thereof:

“(13) any assets sold pursuant to a Permitted Bundled Contract Sale and any related Bundled Contract Collection Account.”

(iii) The following defined term is hereby inserted in appropriate alphabetical order:

“Excluded Account” shall mean any Bundled Contract Collection Account.

(b) Section 3.1 of the U.S. Security Agreement is hereby amended to delete the text “Notes Priority Collateral (as defined in the Intercreditor Agreement)” and substitute in lieu thereof the text “Notes Priority Collateral and/or Term Loan Priority Collateral”.

(c) Section 4.1(c)(ii) of the U.S. Security Agreement is hereby amended by inserting after the words “no payments” the parenthetical “(other than with respect to Accounts arising from a Permitted Bundled Contract Sale)”.

(d) Section 4.2(b) of the U.S. Security Agreement is hereby amended and restated as follows:

“If any Grantor owns or acquires any Instrument in excess of $5,000,000 constituting Collateral (other than checks and other payment instruments received and collected in the ordinary course of business), such Grantor will, no later than the date required to deliver annual financial statements and quarterly financial statements pursuant to the Credit Agreement and otherwise as may from time to time be reasonably requested by the Administrative Agent, deliver such Instrument to the Administrative Agent appropriately endorsed to the order of the Administrative Agent (unless a Notes Representative and/or Term Loan Representative is granted a prior security interest in such Instrument and the same is required to be delivered (and are delivered) to the Notes Representative or Term Loan Representative for the benefit of the holders of Notes Obligations and/or Term Loan Obligations, as applicable, pursuant to the Intercreditor Agreement).”

(e) Section 4.7 of the U.S. Security Agreement is hereby amended and restated as follows:

“Further Actions. Each Grantor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Administrative Agent from time to time such schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments (unless a Notes Representative and/or Term Loan Representative is granted a prior security interest, in accordance with the Intercreditor Agreement, in such certificates and instruments and the same are required to be delivered (and are delivered) to the Notes Representative or Term Loan Representative for the benefit of the holders of Notes Obligations and/or Term Loan Obligations, as applicable, pursuant to the Intercreditor Agreement) and take such further steps, relating to its property or rights covered by the security interest hereby granted, as the Administrative Agent may reasonably require in order to maintain a perfected security interest; provided, however, that this Section 4.7 shall not obligate any

Grantor to otherwise undertake collateral perfection or protection obligations not otherwise required under this Agreement (it being understood that perfection obligations with respect to Collateral that is perfected by delivery or control shall only be as expressly required pursuant to other provisions of this Security Agreement, and, except as expressly provided herein, actions with respect to Collateral that are not subject to perfection under the UCC shall not be required).”

(f) Section 7.1 of the U.S. Security Agreement is hereby amended by inserting the following sentence at the end thereof:

“No Deposit Account Control Agreement shall be required with respect to Excluded Accounts.”

(g) Section 7.3(b) of the U.S. Security Agreement is hereby amended by (i) inserting after the words “each Grantor shall direct all of its Account Debtors to forward payments” the parenthetical “(other than payments in respect of Receivables arising from a Permitted Bundled Contract Sale)” and (ii) inserting after the words “any Grantor receives any proceeds of any Receivables” the parenthetical “(other than payments in respect of Receivables arising from a Permitted Bundled Contract Sale)”.

(h) Section 7.4 of the U.S. Security Agreement is hereby amended by inserting after the words “or establishing a new Lock Box” the parenthetical “(in each case, other than an Excluded Account)”.

(i) Section 11.18 of the U.S. Security Agreement is hereby amended by deleting the words “NOTES DOCUMENT” and substituting in lieu thereof “LOAN DOCUMENT”.

IV. Release of OfficeMax Nevada Company. The parties hereto hereby agree that as of the Amendment Effective Date, (i) OfficeMax Nevada Company shall be released from its Loan Guaranty, (ii) all Liens granted to any Collateral Agent on the Collateral of OfficeMax Nevada Company to secure the Secured Obligations shall be automatically released and (iii) OfficeMax Nevada Company shall no longer constitute a “Grantor”, “Loan Guarantor” or “Loan Party” for purposes of any Loan Document. The Administrative Agent or the applicable Collateral Agent shall promptly execute and delivery to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such release.

V. Effectiveness of Amendment. This Amendment shall become effective as of the date (the “Amendment Effective Date”) upon which the following conditions are satisfied:

(i) receipt by the Administrative Agent of a duly executed counterpart to this Amendment from the Required Lenders and the Borrower; and

(ii) execution by the Administrative Agent of this Amendment (it being understood that the Administrative Agent shall only execute this Amendment if the Lenders shall have received, at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to this Amendment).

VI. Representations and Warranties. The Borrower hereby represents and warrants that (a) each of the representations and warranties in the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Amendment Effective

Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

VII. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement and the U.S. Security Agreement are and shall remain in full force and effect.

VIII. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

IX. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

OFFICE DEPOT, INC.

By:
Name:
Title:

Second Amendment Signature Page

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:
Name:
Title:

Second Amendment Signature Page

[ ], as a Lender

By:
Name:
Title:

Second Amendment Signature Page